SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)December 20, 2001
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                          Collins & Aikman Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                       1-10218                13-3489233
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

5755 New King Court, Troy, Michigan                                48098
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(Address of Principal Executive Offices)                         (Zip Code)

         Registrant's telephone number, including area code (248) 824-2500
                                                            --------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets.

     On December 20, 2001, Collins & Aikman Corporation (the "Company") announced the completion of its acquisition of Textron Automotive Company's Trim Division ("TAC-Trim") pursuant to a Purchase Agreement (the "Purchase Agreement") dated as of August 7, 2001, as amended and restated as of November 30, 2001, by and among Textron Inc. ("Textron"), the Company and Collins & Aikman Products Co., a subsidiary of the Company ("Products"), and pursuant to an Asset Purchase Agreement dated as of August 7, 2001, as amended and restated as of November 30, 2001, by and between Textron Automotive Exteriors Inc. and JPS Automotive Inc.

     The consideration for the acquisition consisted of $735.3 million in cash and assumed debt, 18 million shares of the Company's common stock and $326.4 million in aggregate liquidation preference of preferred stock of Products. The purchase price is subject to adjustment based upon actual working capital and debt levels at closing and Textron is entitled to a return of any cash left in the business at closing and reimbursement of certain capital expenditures made by it after September 30, 2001. In addition, Products may be obligated to make additional aggregate payments to Textron of from $15 million to $125 million in the event that its cumulative EBITDA (which is defined in the Purchase Agreement to adjust for the expected effect of acquisitions after the closing of the TAC-Trim acquisition) for the five year period ending December 31, 2006 is between $2,908 million and $4,691 million.

     The cash purchase price was financed through a combination of the sale of 32 million shares of the Company's common stock and debt financing (including fees and expenses associated with the foregoing, the "Financings"). Debt financing for the acquisition, as well as the refinancing of Products' existing credit facilities, was obtained through $400 million of term loans under the Products' new $575 million senior credit facilities, the sale of accounts receivable under a new accounts receivable financing arrangement and $500 million of 10-3/4 percent senior notes due 2011. The cash purchase price includes $86.9 million of proceeds from the sale by Textron of certain equipment to one of its finance subsidiaries (the "Textron Leasing Transaction"). This equipment is not to be purchased by the Company, but will be leased to Products and its subsidiaries for use in the TAC-Trim business.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     In accordance with Item 7(a)(4) of Form 8-K, the Company will file the financial statements of the businesses acquired as required by Item 7(a)(1) as soon as possible but in no event later than sixty days after the filing of this report.

     (b) Pro Forma Financial Information.

     In accordance with Item 7(b)(1) of Form 8-K, the Company will file the financial statements of the businesses acquired as required by Item 7(b)(2) as soon as possible but in no event later than sixty days after the filing of this report.



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     (c) Exhibits.

Exhibit No.               Description

2.1 Purchase Agreement dated as of August 7, 2001, as amended and restated as of November 30, 2001, by and among Textron Inc., Collins & Aikman Corporation, Collins & Aikman Products Co.

2.2 Asset Purchase Agreement dated as of August 7, 2001, as amended and restated as of November 30, 2001, by and between Textron Automotive Exteriors Inc. and JPS Automotive, Inc.

4.1 Certificate of Designation of the Series A Redeemable Preferred Stock, the Series B Redeemable Preferred Stock and the Series C Redeemable Preferred Stock.

4.2 Indenture dated as of December 20, 2001 by and among Collins & Aikman Products Co., as Issuer, the Guarantors parties thereto, as Guarantors, and BNY Midwest Trust Company, as Trustee.

4.3 Receivables Transfer Agreement dated as of December 20, 2001 by and among Carcorp, Inc., as Transferor, Collins & Aikman Products Co., individually and as Collection Agent, the persons parties thereto, as CP Conduit Purchasers, Committed Purchasers and Funding Agents and JPMorgan Chase Bank, as Administrative Agent.

4.4 Amended and Restated Receivables Purchase Agreement dated as of December 20, 2001 among Collins & Aikman Products Co. and its wholly-owned direct and indirect subsidiaries named therein, as Sellers, and Carcorp, Inc., as Purchaser, and the other Sellers from time to time named therein.

4.5 Credit Agreement dated as of December 20, 2001 among Collins & Aikman Products Co., as Borrower, Collins & Aikman Canada Inc., as a Canadian Borrower, Collins & Aikman Plastics, Ltd., as a Canadian Borrower, Collins & Aikman Corporation, the Lenders named therein, Deutsche Banc Alex. Brown Inc. and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Credit Suisse First Boston, as Syndication Agent, JPMorgan Chase Bank, as Administrative Agent, and J.P. Morgan Bank Canada, as Canadian Administrative Agent.

4.6 Guarantee and Collateral Agreement dated as of December 20, 2001 by and among Collins & Aikman Corporation, Collins & Aikman Products Co., and certain of their subsidiaries and JPMorgan Chase Bank, as Collateral Agent.



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99.1 Press Release of Collins & Aikman Corporation dated August 7, 2001 (filed as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on August 10, 2001).

99.2 Press Release of Collins & Aikman Corporation dated December 20, 2001.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               COLLINS & AIKMAN CORPORATION


                               By:   /s/ Ronald T. Lindsay
                                     -------------------------------------------
                                     Name:     Ronald T. Lindsay
                                     Title:    Senior Vice President,
                                               General Counsel and Secretary


                                                                 January 4, 2001




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                                  EXHIBIT INDEX

Exhibit No.               Description

2.1 Purchase Agreement dated as of August 7, 2001, as amended and restated as of November 30, 2001, by and among Textron Inc., Collins & Aikman Corporation, Collins & Aikman Products Co.

2.2 Asset Purchase Agreement dated as of August 7, 2001, as amended and restated as of November 30, 2001, by and between Textron Automotive Exteriors Inc. and JPS Automotive, Inc.

4.1 Certificate of Designation of the Series A Redeemable Preferred Stock, the Series B Redeemable Preferred Stock and the Series C Redeemable Preferred Stock.

4.2 Indenture dated as of December 20, 2001 by and among Collins & Aikman Products Co., as Issuer, the Guarantors parties thereto, as Guarantors, and BNY Midwest Trust Company, as Trustee.

4.3 Receivables Transfer Agreement dated as of December 20, 2001 by and among Carcorp, Inc., as Transferor, Collins & Aikman Products Co., individually and as Collection Agent, the persons parties thereto, as CP Conduit Purchasers, Committed Purchasers and Funding Agents and JPMorgan Chase Bank, as Administrative Agent.

4.4 Amended and Restated Receivables Purchase Agreement dated as of December 20, 2001 among Collins & Aikman Products Co. and its wholly-owned direct and indirect subsidiaries named therein, as Sellers, and Carcorp, Inc., as Purchaser, and the other Sellers from time to time named therein.

4.5 Credit Agreement dated as of December 20, 2001 among Collins & Aikman Products Co., as Borrower, Collins & Aikman Canada Inc., as a Canadian Borrower, Collins & Aikman Plastics, Ltd., as a Canadian Borrower, Collins & Aikman Corporation, the Lenders named therein, Deutsche Banc Alex. Brown Inc. and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Credit Suisse First Boston, as Syndication Agent, JPMorgan Chase Bank, as Administrative Agent, and J.P. Morgan Bank Canada, as Canadian Administrative Agent.



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4.6  Guarantee and Collateral Agreement dated as of December 20, 2001 by and among Collins & Aikman Corporation, Collins & Aikman Products Co., and certain of their subsidiaries and JPMorgan Chase Bank, as Collateral Agent.

99.1 Press Release of Collins & Aikman Corporation dated August 7, 2001 (filed as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on August 10, 2001).

99.2 Press Release of Collins & Aikman Corporation dated December 20, 2001.



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